Fair Value of Acquired Time Charters	12 Months Ended
Dec. 31, 2022
Fair Value of Acquired Time Charters [Abstract]
Fair Value of Acquired Time Charters
5.	Fair Value of Acquired Time Charters:

In connection with the acquisition of the M/V Magic Pluto in May 2021 with a time charter attached, the Company initially recognized an intangible liability of $1,940,000, representing the fair value of the unfavorable time charter acquired. The M/V Magic Pluto attached charter commenced upon the vessel’s delivery, on August 6, 2021, and was concluded within the fourth quarter of 2021. Accordingly, the respective intangible liability was fully amortized during that period.

Further, in connection with the acquisitions in October 2022 of the M/V Ariana A and the M/V Gabriela A with time charters attached, the Company recognized intangible assets of $897,436 and $2,019,608, respectively, representing the fair values of the favorable time charters attached to the vessels. The M/V Ariana A and M/V Gabriela A attached charters commenced upon the vessels’ deliveries, on November 23, 2022 and November 30, 2022, respectively.

For the years ended December 31, 2021, and December 31, 2022, the amortization of the acquired time charters related to the above acquisitions amounted to $1,940,000 and $409,538, respectively, and is included in Total vessel revenues in the accompanying consolidated statements of comprehensive (loss)/income. The aggregate unamortized portion of the M/V Ariana A and M/V Gabriela A intangible assets as of December 31, 2022, amounted to $2,507,506 and is presented under “Fair value of acquired time charter contracts” in the accompanying consolidated balance sheets. The unamortized balance of the acquired time charter contracts as of December 31, 2022, is expected to be amortized to vessel revenues by $2,242,333 within 2023 and by $265,173 within 2024, in accordance with the anticipated expiration date of the respective charter contracts.